LEASES	12 Months Ended
Jul. 31, 2019
Leases [Abstract]
LEASES

5. LEASES:

The Company’s real estate operations encompass both owned and leased properties. The current leases on leased property, most of which have options to extend the terms, range from 3 years to 25 years. Certain of the leases provide for additional rentals under certain circumstances and obligate the Company for payments of real estate taxes and other expenses.

Rental expense for leased real property for each of the fiscal years ended July 31, 2019 and July 31, 2018 was exceeded by sublease rental income, as follows:

	2019	2018
Minimum rental expense	$1,985,695	$1,750,859
Contingent rental expense	1,164,632	1,034,762
	3,150,327	2,785,621
Sublease rental income	7,126,437	6,901,958
Excess of sublease income over expense	$3,976,110	$4,116,337

Rent expense related to an affiliate principally owned by a director of the Company totaled $987,250 for fiscal years ended July 31, 2019 and 2018. The rent expense is derived from two leases which expire May 31, 2029 and April 30, 2031, respectively. Rent expense is recognized on a straight-line basis over the lives of the leases.

The lease which expires May 31, 2029 is related to an affiliate principally owned by a director of the Company (“landlord”), is for a ground lease which required the Company to construct a building during the lease period. In accordance with the terms of the lease, upon lease termination in 2029, the building and all improvements are turned over to the landlord.

Future minimum non-cancelable rental commitments for operating leases with initial or remaining terms of one year or more are payable as follows:

Fiscal Year	Operating Leases
2020	$1,897,318
2021	1,941,494
2022	2,057,814
2023	2,072,000
2024	2,086,697
After 2024	11,701,293
Total required*	$21,756,616

*	Minimum payments have not been reduced by minimum sublease rentals of $37,501,850 under operating leases due in the future under non-cancelable leases.